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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 6, 1994

                           BURLINGTON NORTHERN INC.

            (Exact name of registrant as specified in its charter)

Delaware                         1-8159                               41-1400580
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(State or other jurisdiction     (Commission                       (IRS Employer
of incorporation)                File Number)                Identification No.)


3800 Continental Plaza, 777 Main Street, Fort Worth, Texas                 76102
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (817)333-2000
                                                    ----------------------------

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(Former name or former address, if changed since last report)


                                            Page 1 of 4  Exhibit Index on Page 3
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Item 5. Other Events

Burlington Northern Inc. issued a press release dated October 6, 1994, concerning the reaffirmation of the commitment by the board of directors of Burlington Northern Inc. to consummate the merger of Burlington Northern Inc. and Santa Fe Pacific Corporation as announced on June 30, 1994.

Item 7(c). Exhibits

Exhibit 99--Press Release of Burlington Northern Inc. dated October 6, 1994


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         BURLINGTON NORTHERN INC.


                                         /s/ Edmund W. Burke
                                         ----------------------------------
                                         Edmund W. Burke
                                         Executive Vice President, Law
                                         and Secretary



Date: October 7, 1994
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                                EXHIBITS INDEX

                                                                 Sequentially
Exhibits                                                        Numbered Page
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
Exhibit 99  Press Release of Burlington Northern Inc.
                   dated October 6, 1994.                                   4

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